Financial Supplement

Second Quarter 2022

Table of Contents	Page

Consolidated Financial Highlights	3

Consolidated Statements of Operations (unaudited)	5

Consolidated Balance Sheets (unaudited)	6

Loans and Deposits	7

Average Balance Sheets, Annualized Yields and Rates	8

Mortgage Banking Fees	10

Segment Financial Highlights	11

Credit-Related Information:
Nonaccrual loans and leases	14
Loans and Leases 90 Days or More Past Due and Accruing	15
Charge-offs, Recoveries, and Related Ratios	16
Summary of Changes in the Components of the Allowance for Credit Losses	18

Capital and Ratios	19

Non-GAAP Financial Measures and Reconciliations	20
The information in this Financial Supplement is preliminary and based on company data available at the time of the earnings presentation.  It speaks only as of the particular date or dates included in the accompanying pages.  The Company does not undertake an obligation to, and disclaims any duty to, update any of the information provided.  Any forward-looking statements in this Financial Supplement are subject to the forward-looking statements language contained in the Company’s reports filed with the SEC pursuant to the Securities Exchange Act of 1934, which can be found on the SEC’s website (www.sec.gov) or on the Company’s website (www.citizensbank.com). The Company’s future financial performance is subject to the risks and uncertainties described in its SEC filings.

CONSOLIDATED FINANCIAL HIGHLIGHTS
(in millions, except share, per-share and ratio data)

	QUARTERLY TRENDS											FOR THE SIX MONTHS ENDED JUNE 30,
						2Q22 Change								2022 Change
	2Q22	1Q22	4Q21	3Q21	2Q21	1Q22			2Q21			2022	2021	2021
						$/bps		%	$/bps		%			$/bps		%
SELECTED OPERATING DATA
Total revenue	$1,999	$1,645	$1,720	$1,659	$1,609	$354		22%	$390		24%	$3,644	$3,268	$376		12%
Noninterest expense	1,305	1,106	1,061	1,011	991	199		18	314		32	2,411	2,009	402		20
Profit before provision (benefit) for credit losses	694	539	659	648	618	155		29	76		12	1,233	1,259	(26)		(2)
Provision (benefit) for credit losses	216	3	(25)	(33)	(213)	213		NM	429		NM	219	(353)	572		NM
NET INCOME	364	420	530	530	648	(56)		(13)	(284)		(44)	784	1,259	(475)		(38)
Net income, Underlying[1]	595	476	569	546	656	119		25	(61)		(9)	1,071	1,282	(211)		(16)
Net income available to common stockholders	332	396	498	504	616	(64)		(16)	(284)		(46)	728	1,204	(476)		(40)
Net income available to common stockholders, Underlying[1]	563	452	537	520	624	111		25	(61)		(10)	1,015	1,227	(212)		(17)
PER COMMON SHARE DATA
Basic earnings	$0.68	$0.94	$1.17	$1.18	$1.45	($0.26)		(28%)	($0.77)		(53%)	$1.59	$2.83	($1.24)		(44%)
Diluted earnings	0.67	0.93	1.17	1.18	1.44	(0.26)		(28)	(0.77)		(53)	1.58	2.81	(1.23)		(44)
Basic earnings, Underlying[1]	1.14	1.07	1.26	1.22	1.47	0.07		7	(0.33)		(22)	2.22	2.88	(0.66)		(23)
Diluted earnings, Underlying[1]	1.14	1.07	1.26	1.22	1.46	0.07		7	(0.32)		(22)	2.21	2.87	(0.66)		(23)
Cash dividends declared and paid per common share	0.39	0.39	0.39	0.39	0.39	—		—	—		—	0.78	0.78	—		—
Book value per common share	45.02	47.42	50.71	50.23	49.72	(2.40)		(5)	(4.70)		(9)	45.02	49.72	(4.70)		(9)
Tangible book value per common share	29.14	30.97	34.61	34.44	33.95	(1.83)		(6)	(4.81)		(14)	29.14	33.95	(4.81)		(14)
Dividend payout ratio	57%	41%	33%	33%	27%	1,600	bps		3,000	bps		49%	28%	2,100	bps
Dividend payout ratio, Underlying[1]	34	36	31	32	27	(200)	bps		700	bps		35	27	800	bps
COMMON SHARES OUTSTANDING
Average: Basic	491,497,026	422,401,747	424,697,880	426,086,717	425,948,706	69,095,279		16%	65,548,320		15%	457,140,258	425,951,197	31,189,061		7%
Diluted	493,296,114	424,670,871	426,868,106	427,840,964	427,561,572	68,625,243		16	65,734,542		15	459,167,747	427,668,242	31,499,505		7
Common shares at period-end	495,650,259	423,031,985	422,137,197	426,199,576	426,083,143	72,618,274		17	69,567,116		16	495,650,259	426,083,143	69,567,116		16
1 These are non-GAAP financial measures. For further information on these measures, refer to "Non-GAAP Financial Measures and Reconciliations."

CONSOLIDATED FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio and headcount data)

	QUARTERLY TRENDS											FOR THE SIX MONTHS ENDED JUNE 30,
						2Q22 Change								2022 Change
	2Q22	1Q22	4Q21	3Q21	2Q21	1Q22			2Q21			2022	2021	2021
						$/bps		%	$/bps		%			$/bps		%
FINANCIAL RATIOS
Net interest margin	3.04%	2.75%	2.66%	2.72%	2.71%	29	bps		33	bps		2.91%	2.73%	18	bps
Net interest margin, FTE[1]	3.04	2.75	2.66	2.72	2.72	29			32			2.91	2.74	17
Return on average common equity	5.95	7.65	9.26	9.39	11.85	(170)			(590)			6.77	11.71	(494)
Return on average common equity, Underlying[2]	10.06	8.75	9.97	9.70	12.02	131			(196)			9.43	11.93	(250)
Return on average tangible common equity	9.13	11.36	13.57	13.71	17.50	(223)			(837)			10.22	17.34	(712)
Return on average tangible common equity, Underlying[2]	15.45	12.99	14.61	14.17	17.74	246			(229)			14.25	17.67	(342)
Return on average total assets	0.66	0.90	1.12	1.13	1.41	(24)			(75)			0.77	1.38	(61)
Return on average total assets, Underlying[2]	1.08	1.03	1.20	1.16	1.43	5			(35)			1.05	1.41	(36)
Return on average total tangible assets	0.69	0.94	1.17	1.17	1.46	(25)			(77)			0.80	1.44	(64)
Return on average total tangible assets, Underlying[2]	1.12	1.06	1.25	1.21	1.48	6			(36)			1.09	1.46	(37)
Effective income tax rate	23.77	21.70	22.40	22.35	21.96	207			181			22.68	21.86	82
Effective income tax rate, Underlying[2]	23.69	21.70	22.61	22.45	22.01	199			168			22.82	21.93	89
Efficiency ratio	65.27	67.23	61.68	60.92	61.63	(196)			364			66.16	61.49	467
Efficiency ratio, Underlying[2]	58.16	64.28	58.71	59.55	60.92	(612)			(276)			60.90	60.55	35
Noninterest income as a % of total revenue	24.72	30.26	34.50	31.01	30.12	(554)			(540)			27.22	31.42	(420)
Noninterest income as a % of total revenue, Underlying[2]	25.88	30.26	34.50	31.01	30.12	(438)			(424)			27.84	31.42	(358)
CAPITAL RATIOS - PERIOD-END (PRELIMINARY)
CET1 capital ratio	9.6%	9.7%	9.9%	10.3%	10.3%
Tier 1 capital ratio	10.6	10.9	11.1	11.6	11.6
Total capital ratio	12.3	12.5	12.7	13.4	13.5
Tier 1 leverage ratio	9.3	9.6	9.7	9.7	9.7
Tangible common equity ratio	6.6	7.1	8.1	8.1	8.1
SELECTED BALANCE SHEET DATA
Loan-to-deposit ratio (period-end balances)	87.28%	82.70%	83.03%	81.01%	81.38%	458	bps		590	bps		87.28%	81.38%	590	bps
Loan-to-deposit ratio (average balances)	87.24	83.28	81.83	80.75	82.14	396	bps		510	bps		85.40	82.94	246	bps
Full-time equivalent colleagues	19,583	17,843	17,463	17,366	17,472	1,740		10	2,111		12	19,583	17,472	2,111		12
1Net interest margin is presented on a fully taxable-equivalent ("FTE") basis using the federal statutory tax rate of 21%. The FTE impact is predominantly attributable to commercial loans for the periods presented.
2These are non-GAAP financial measures. For further information on these measures, refer to "Non-GAAP Financial Measures and Reconciliations."

CONSOLIDATED STATEMENTS OF OPERATIONS (unaudited)
(in millions)

	QUARTERLY TRENDS									FOR THE SIX MONTHS ENDED JUNE 30,
						2Q22 Change						2022 Change
	2Q22	1Q22	4Q21	3Q21	2Q21	1Q22		2Q21		2022	2021	2021
						$	%	$	%			$	%
INTEREST INCOME
Interest and fees on loans and leases	$1,370	$1,048	$1,056	$1,078	$1,058	$322	31%	$312	29%	$2,418	$2,119	$299	14%
Interest and fees on loans held for sale	17	16	19	21	24	1	6	(7)	(29)	33	42	(9)	(21)
Interest and fees on other loans held for sale	25	7	4	1	2	18	NM	23	NM	32	8	24	NM
Investment securities	201	138	119	116	124	63	46	77	62	339	252	87	35
Interest-bearing deposits in banks	13	4	4	6	3	9	225	10	NM	17	6	11	183
Total interest income	1,626	1,213	1,202	1,222	1,211	413	34	415	34	2,839	2,427	412	17
INTEREST EXPENSE
Deposits	54	25	33	35	42	29	116	12	29	79	92	(13)	(14)
Short-term borrowed funds	10	—	1	—	—	10	100	10	100	10	—	10	100
Long-term borrowed funds	57	41	42	42	45	16	39	12	27	98	94	4	4
Total interest expense	121	66	76	77	87	55	83	34	39	187	186	1	1
Net interest income	1,505	1,147	1,126	1,145	1,124	358	31	381	34	2,652	2,241	411	18
NONINTEREST INCOME
Capital markets fees	88	93	184	72	91	(5)	(5)	(3)	(3)	181	172	9	5
Service charges and fees	108	98	100	110	100	10	10	8	8	206	199	7	4
Mortgage banking fees	72	69	76	108	85	3	4	(13)	(15)	141	250	(109)	(44)
Card fees	71	60	65	66	64	11	18	7	11	131	119	12	10
Trust and investment services fees	66	61	60	61	60	5	8	6	10	127	118	9	8
Letter of credit and loan fees	40	38	41	39	38	2	5	2	5	78	76	2	3
Foreign exchange and derivative products	60	51	35	29	28	9	18	32	114	111	56	55	98
Securities gains, net	1	4	1	3	3	(3)	(75)	(2)	(67)	5	6	(1)	(17)
Other income	(12)	24	32	26	16	(36)	NM	(28)	NM	12	31	(19)	(61)
Total noninterest income	494	498	594	514	485	(4)	(1)	9	2	992	1,027	(35)	(3)
TOTAL REVENUE	1,999	1,645	1,720	1,659	1,609	354	22	390	24	3,644	3,268	376	12
Provision (benefit) for credit losses	216	3	(25)	(33)	(213)	213	NM	429	NM	219	(353)	572	NM
NONINTEREST EXPENSE
Salaries and employee benefits	683	594	551	509	524	89	15	159	30	1,277	1,072	205	19
Equipment and software	169	150	146	157	155	19	13	14	9	319	307	12	4
Outside services	189	169	175	144	137	20	12	52	38	358	276	82	30
Occupancy	111	83	86	77	82	28	34	29	35	194	170	24	14
Other operating expense	153	110	103	124	93	43	39	60	65	263	184	79	43
Total noninterest expense	1,305	1,106	1,061	1,011	991	199	18	314	32	2,411	2,009	402	20
Income before income tax expense	478	536	684	681	831	(58)	(11)	(353)	(42)	1,014	1,612	(598)	(37)
Income tax expense	114	116	154	151	183	(2)	(2)	(69)	(38)	230	353	(123)	(35)
Net income	$364	$420	$530	$530	$648	($56)	(13%)	($284)	(44%)	$784	$1,259	($475)	(38%)
Net income, Underlying[1]	$595	$476	$569	$546	$656	$119	25%	($61)	(9%)	$1,071	$1,282	($211)	(16%)
Net income available to common stockholders	$332	$396	$498	$504	$616	($64)	(16%)	($284)	(46%)	$728	$1,204	($476)	(40%)
Net income available to common stockholders, Underlying[1]	$563	$452	$537	$520	$624	$111	25%	($61)	(10%)	$1,015	$1,227	($212)	(17%)

1 These are non-GAAP financial measures. For further information on these measures, refer to "Non-GAAP Financial Measures and Reconciliations."

CONSOLIDATED BALANCE SHEETS (unaudited)
(in millions)

PERIOD-END BALANCES	AS OF					JUNE 30, 2022 CHANGE
	June 30, 2022	Mar 31, 2022	Dec 31, 2021	Sept 30, 2021	June 30, 2021	March 31, 2022		June 30, 2021
						$	%	$	%
ASSETS
Cash and due from banks	$1,456	$1,223	$1,155	$1,145	$1,035	$233	19%	$421	41%
Interest-bearing cash and due from banks	5,058	8,713	8,003	12,571	11,606	(3,655)	(42)	(6,548)	(56)
Interest-bearing deposits in banks	469	685	316	289	401	(216)	(32)	68	17
Debt securities available for sale, at fair value	24,961	25,319	26,067	24,911	24,583	(358)	(1)	378	2
Debt securities held to maturity	9,567	2,056	2,242	2,492	2,711	7,511	NM	6,856	NM
Loans held for sale, at fair value	1,377	1,717	2,733	3,177	3,616	(340)	(20)	(2,239)	(62)
Other loans held for sale	2,078	99	735	93	82	1,979	NM	1,996	NM
Loans and leases	156,172	131,305	128,163	123,318	122,581	24,867	19	33,591	27
Less: Allowance for loan and lease losses	(1,964)	(1,720)	(1,758)	(1,855)	(1,947)	(244)	14	(17)	1
Net loans and leases	154,208	129,585	126,405	121,463	120,634	24,623	19	33,574	28
Derivative assets	1,669	1,675	1,216	1,769	1,655	(6)	—	14	1
Premises and equipment	885	793	768	732	735	92	12	150	20
Bank-owned life insurance	3,207	2,960	2,843	2,428	2,268	247	8	939	41
Goodwill	8,081	7,232	7,116	7,065	7,050	849	12	1,031	15
Other assets	13,696	10,040	8,810	8,872	8,728	3,656	36	4,968	57
TOTAL ASSETS	$226,712	$192,097	$188,409	$187,007	$185,104	$34,615	18%	$41,608	22%
LIABILITIES AND STOCKHOLDERS' EQUITY
LIABILITIES
Deposits:
Noninterest-bearing	$54,169	$50,113	$49,443	$48,184	$47,480	$4,056	8%	$6,689	14%
Interest-bearing	124,756	108,663	104,918	104,037	103,156	16,093	15	21,600	21
Total deposits	178,925	158,776	154,361	152,221	150,636	20,149	13	28,289	19
Short-term borrowed funds	3,763	25	74	8	62	3,738	NM	3,701	NM
Derivative liabilities	1,004	635	197	187	144	369	58	860	NM
Long-term borrowed funds:
FHLB advances	8,269	20	19	20	18	8,249	NM	8,251	NM
Senior debt	4,176	4,290	5,326	5,345	5,357	(114)	(3)	(1,181)	(22)
Subordinated debt and other debt	1,995	1,584	1,587	1,582	1,582	411	26	413	26
Total long-term borrowed funds	14,440	5,894	6,932	6,947	6,957	8,546	145	7,483	108
Other liabilities	4,252	4,693	3,425	4,221	4,106	(441)	(9)	146	4
TOTAL LIABILITIES	202,384	170,023	164,989	163,584	161,905	32,361	19	40,479	25
STOCKHOLDERS' EQUITY
Preferred stock:
$25.00 par value, 100,000,000 shares authorized for each of the periods presented	2,014	2,014	2,014	2,014	2,014	—	—	—	—
Common stock:
$0.01 par value, 1,000,000,000 shares authorized for each of the periods presented	6	6	6	6	6	—	—	—	—
Additional paid-in capital	22,100	19,021	19,005	18,981	18,964	3,079	16	3,136	17
Retained earnings	8,346	8,209	7,978	7,648	7,314	137	2	1,032	14
Treasury stock, at cost	(4,920)	(4,918)	(4,918)	(4,718)	(4,718)	(2)	—	(202)	(4)
Accumulated other comprehensive income (loss)	(3,218)	(2,258)	(665)	(508)	(381)	(960)	(43)	(2,837)	NM
TOTAL STOCKHOLDERS' EQUITY	24,328	22,074	23,420	23,423	23,199	2,254	10	1,129	5
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$226,712	$192,097	$188,409	$187,007	$185,104	$34,615	18%	$41,608	22%
Memo: Total tangible common equity	$14,444	$13,100	$14,609	$14,677	$14,466	$1,344	10%	($22)	—%

LOANS AND DEPOSITS
(in millions)

PERIOD-END BALANCES	AS OF					JUNE 30, 2022 CHANGE
	June 30, 2022	Mar 31, 2022	Dec 31, 2021	Sept 30, 2021	June 30, 2021	Mar 31, 2022		June 30, 2021
						$	%	$	%
LOANS AND LEASES
Commercial and industrial	$51,801	$45,724	$44,500	$41,854	$42,842	$6,077	13%	$8,959	21%
Commercial real estate	28,070	14,268	14,264	14,508	14,412	13,802	97	13,658	95
Leases	1,574	1,529	1,586	1,593	1,829	45	3	(255)	(14)
Total commercial	81,445	61,521	60,350	57,955	59,083	19,924	32	22,362	38
Residential mortgages	29,088	24,211	22,822	21,513	20,538	4,877	20	8,550	42
Home equity	13,122	12,264	12,015	11,889	11,841	858	7	1,281	11
Automobile	13,868	14,439	14,549	13,492	12,780	(571)	(4)	1,088	9
Education	13,141	13,306	12,997	13,000	12,800	(165)	(1)	341	3
Other retail	5,508	5,564	5,430	5,469	5,539	(56)	(1)	(31)	(1)
Total retail	74,727	69,784	67,813	65,363	63,498	4,943	7	11,229	18
Total loans and leases	$156,172	$131,305	$128,163	$123,318	$122,581	$24,867	19%	$33,591	27%
Loans held for sale, at fair value	1,377	1,717	2,733	3,177	3,616	(340)	(20)	(2,239)	(62)
Other loans held for sale	2,078	99	735	93	82	1,979	NM	1,996	NM
Loans and leases and loans held for sale	$159,627	$133,121	$131,631	$126,588	$126,279	$26,506	20%	$33,348	26%

DEPOSITS
Demand	$54,169	$50,113	$49,443	$48,184	$47,480	$4,056	8%	$6,689	14%
Money market	48,063	45,342	47,216	48,935	48,150	2,721	6	(87)	—
Checking with interest	39,611	32,417	30,409	27,985	28,074	7,194	22	11,537	41
Regular savings	27,959	26,104	22,030	21,166	20,382	1,855	7	7,577	37
Term	9,123	4,800	5,263	5,951	6,550	4,323	90	2,573	39
Total deposits	$178,925	$158,776	$154,361	$152,221	$150,636	$20,149	13%	$28,289	19%

AVERAGE BALANCE SHEETS, ANNUALIZED YIELDS AND RATES
(in millions, except rates)

	QUARTERLY TRENDS									2Q22 Change
	2Q22			1Q22			2Q21			1Q22			2Q21
	Average Balances	Interest	Rate	Average Balances	Interest	Rate	Average Balances	Interest	Rate	Average Balances	Interest	Rate	Average Balances	Interest	Rate
INTEREST-EARNING ASSETS
Interest-bearing cash and due from banks and deposits in banks	$4,630	$13	1.06%	$8,055	$4	0.21%	$11,259	$3	0.12%	($3,425)	$9	85 bps	($6,629)	$10	94 bps
Taxable investment securities	35,900	201	2.25	29,245	138	1.88	27,597	124	1.80	6,655	63	37	8,303	77	45
Non-taxable investment securities	3	—	2.62	2	—	2.60	3	—	2.60	1	—	2	—	—	2
Total investment securities	35,903	201	2.25	29,247	138	1.88	27,600	124	1.80	6,656	63	37	8,303	77	45
Commercial and industrial	50,517	418	3.28	44,947	328	2.91	44,388	345	3.08	5,570	90	37	6,129	73	20
Commercial real estate	27,592	243	3.48	14,066	90	2.57	14,473	95	2.58	13,526	153	91	13,119	148	90
Leases	1,575	10	2.61	1,560	11	2.81	1,792	12	2.76	15	(1)	(20)	(217)	(2)	(15)
Total commercial	79,684	671	3.33	60,573	429	2.83	60,653	452	2.96	19,111	242	50	19,031	219	37
Residential mortgages	28,486	221	3.10	23,461	169	2.88	20,242	154	3.04	5,025	52	22	8,244	67	6
Home equity	12,811	105	3.27	12,124	90	3.02	11,825	92	3.13	687	15	25	986	13	14
Automobile	14,172	127	3.60	14,534	127	3.55	12,526	125	4.00	(362)	—	5	1,646	2	(40)
Education	13,144	137	4.18	13,034	131	4.07	12,632	135	4.26	110	6	11	512	2	(8)
Other retail	5,557	109	7.87	5,428	102	7.63	5,612	100	7.13	129	7	24	(55)	9	74
Total retail	74,170	699	3.77	68,581	619	3.65	62,837	606	3.86	5,589	80	12	11,333	93	(9)
Total loans and leases	153,854	1,370	3.55	129,154	1,048	3.26	123,490	1,058	3.42	24,700	322	29	30,364	312	13
Loans held for sale, at fair value	1,937	17	3.60	2,366	16	2.70	3,751	24	2.55	(429)	1	90	(1,814)	(7)	105
Other loans held for sale	2,353	25	4.21	454	7	5.89	233	2	2.99	1,899	18	(168)	2,120	23	122
Total interest-earning assets	198,677	1,626	3.26	169,276	1,213	2.88	166,333	1,211	2.90	29,401	413	38	32,344	415	36
Noninterest-earning assets	22,290			19,041			18,123			3,249			4,167
TOTAL ASSETS	$220,967			$188,317			$184,456			$32,650			$36,511
INTEREST-BEARING LIABILITIES
Checking with interest	$38,747	15	0.16	$30,417	5	0.07	$27,278	5	0.08	$8,330	10	9	$11,469	$10	8
Money market	48,795	23	0.19	47,220	12	0.10	49,394	21	0.17	1,575	11	9	(599)	2	2
Regular savings	27,661	9	0.14	23,835	5	0.08	20,077	5	0.10	3,826	4	6	7,584	4	4
Term	6,970	7	0.31	4,970	3	0.29	6,970	11	0.61	2,000	4	2	—	(4)	(30)
Total interest-bearing deposits	122,173	54	0.18	106,442	25	0.10	103,719	42	0.16	15,731	29	8	18,454	12	2
Short-term borrowed funds	3,995	10	0.98	29	—	3.50	69	—	0.87	3,966	10	(252)	3,926	10	11
FHLB advances	4,437	12	1.04	20	—	0.81	18	—	0.91	4,417	12	23	4,419	12	13
Senior debt	4,022	26	2.66	4,461	24	2.12	5,834	28	1.92	(439)	2	54	(1,812)	(2)	74
Subordinated debt and other debt	1,763	19	4.39	1,585	17	4.21	1,582	17	4.24	178	2	18	181	2	15
Total long-term borrowed funds	10,222	57	2.26	6,066	41	2.66	7,434	45	2.41	4,156	16	(40)	2,788	12	(15)
Total borrowed funds	14,217	67	1.90	6,095	41	2.66	7,503	45	2.40	8,122	26	(76)	6,714	22	(50)
Total interest-bearing liabilities	136,390	121	0.36	112,537	66	0.23	111,222	87	0.31	23,853	55	13	25,168	34	5
Demand deposits	54,189			48,641			46,630			5,548			7,559
Other liabilities	5,991			4,144			3,741			1,847			2,250
TOTAL LIABILITIES	196,570			165,322			161,593			31,248			34,977
STOCKHOLDERS' EQUITY	24,397			22,995			22,863			1,402			1,534
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$220,967			$188,317			$184,456			$32,650			$36,511
INTEREST RATE SPREAD			2.90%			2.65%			2.59%			25			31
NET INTEREST MARGIN AND NET INTEREST INCOME		$1,505	3.04%		$1,147	2.75%		$1,124	2.71%		$358	29		$381	33
NET INTEREST MARGIN AND NET INTEREST INCOME, FTE[1]		$1,507	3.04%		$1,149	2.75%		$1,126	2.72%		$358	29		$381	32
Memo: Total deposits (interest-bearing and demand)	$176,362	$54	0.12%	$155,083	$25	0.07%	$150,349	$42	0.11%	$21,279		5 bps	$26,013	$12	1 bps
1Net interest income and net interest margin is presented on a fully taxable-equivalent ("FTE") basis using the federal statutory tax rate of 21%. The FTE impact is predominantly attributable to commercial loans for the periods presented.

AVERAGE BALANCE SHEETS, ANNUALIZED YIELDS AND RATES
(in millions, except rates)

	FOR THE SIX MONTHS ENDED JUNE 30,						2022 Change
	2022			2021			2021
	Average Balances	Interest	Rate	Average Balances	Interest	Rate	Average Balances	Interest	Rate
INTEREST-EARNING ASSETS
Interest-bearing cash and due from banks and deposits in banks	$6,333	$17	0.52%	$11,061	$6	0.11%	($4,728)	$11	41	bps
Taxable investment securities	32,591	339	2.08	27,316	252	1.84	5,275	87	24
Non-taxable investment securities	2	—	2.61	3	—	2.60	(1)	—	1
Total investment securities	32,593	339	2.08	27,319	252	1.84	5,274	87	24
Commercial and industrial	47,747	746	3.11	44,338	692	3.10	3,409	54	1
Commercial real estate	20,867	333	3.17	14,574	189	2.58	6,293	144	59
Leases	1,568	21	2.71	1,852	25	2.73	(284)	(4)	(2)
Total commercial	70,182	1,100	3.12	60,764	906	2.97	9,418	194	15
Residential mortgages	25,987	390	3.00	19,817	302	3.05	6,170	88	(5)
Home equity	12,469	195	3.15	11,912	187	3.16	557	8	(1)
Automobile	14,352	254	3.58	12,378	250	4.07	1,974	4	(49)
Education	13,091	268	4.13	12,534	269	4.32	557	(1)	(19)
Other retail	5,492	211	7.75	5,765	205	7.19	(273)	6	56
Total retail	71,391	1,318	3.71	62,406	1,213	3.91	8,985	105	(20)
Total loans and leases	141,573	2,418	3.42	123,170	2,119	3.44	18,403	299	(2)
Loans held for sale, at fair value	2,150	33	3.11	3,535	42	2.40	(1,385)	(9)	71
Other loans held for sale	1,409	32	4.48	348	8	4.48	1,061	24	—
Total interest-earning assets	184,058	2,839	3.09	165,433	2,427	2.94	18,625	412	15
Noninterest-earning assets	20,674			18,085			2,589
TOTAL ASSETS	$204,732			$183,518			$21,214
INTEREST-BEARING LIABILITIES
Checking with interest	$34,605	20	0.12	$26,700	11	0.09	$7,905	9	3
Money market	48,012	35	0.15	49,465	43	0.17	(1,453)	(8)	(2)
Regular savings	25,758	14	0.11	19,348	10	0.10	6,410	4	1
Term	5,976	10	0.30	7,767	28	0.73	(1,791)	(18)	(43)
Total interest-bearing deposits	114,351	79	0.14	103,280	92	0.18	11,071	(13)	(4)
Short-term borrowed funds	2,023	10	1.00	109	—	0.59	1,914	10	41
FHLB advances	2,240	12	1.04	19	—	0.92	2,221	12	12
Senior debt	4,240	50	2.37	6,280	60	1.92	(2,040)	(10)	45
Subordinated debt and other debt	1,675	36	4.30	1,583	34	4.23	92	2	7
Total long-term borrowed funds	8,155	98	2.40	7,882	94	2.38	273	4	2
Total borrowed funds	10,178	108	2.13	7,991	94	2.36	2,187	14	(23)
Total interest-bearing liabilities	124,529	187	0.30	111,271	186	0.34	13,258	1	(4)
Demand deposits	51,430			45,230			6,200
Other liabilities	5,073			4,297			776
TOTAL LIABILITIES	181,032			160,798			20,234
STOCKHOLDERS' EQUITY	23,700			22,720			980
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$204,732			$183,518			$21,214
INTEREST RATE SPREAD			2.79%			2.60%			19
NET INTEREST MARGIN AND NET INTEREST INCOME		$2,652	2.91%		$2,241	2.73%		$411	18
NET INTEREST MARGIN AND NET INTEREST INCOME, FTE[1]		$2,656	2.91%		$2,246	2.74%		$410	17
Memo: Total deposits (interest-bearing and demand)	$165,781	$79	0.10%	$148,510	$92	0.12%	$17,271	($13)	(2)	bps
1Net interest income and net interest margin is presented on a fully taxable-equivalent ("FTE") basis using the federal statutory tax rate of 21%. The FTE impact is predominantly attributable to commercial loans for the periods presented.

MORTGAGE BANKING FEES SUMMARY
(in millions, except ratio data)

QUARTERLY TRENDS	FOR THE SIX MONTHS ENDED JUNE 30,
2Q22 Change	2022 Change
2Q22	1Q22	4Q21	3Q21	2Q21	1Q22	2Q21	2022	2021	2021
$/bps	%	$/bps	%	$/bps	%
MORTGAGE BANKING FEES
Production revenue	$22	$31	$60	$98	$86	($9)	(29%)	($64)	(74%)	$53	$226	($173)	(77%)
Mortgage servicing revenue	39	28	14	9	13	11	39	26	200	67	13	54	NM
MSR valuation changes, net of hedge impact	11	10	2	1	(14)	1	10	25	NM	21	11	10	91
Total mortgage banking fees	$72	$69	$76	$108	$85	$3	4%	($13)	(15%)	$141	$250	($109)	(44%)

Pull-through adjusted locks	$3,833	$4,936	$5,785	$7,359	$8,154	($1,103)	(22%)	($4,321)	(53%)	$8,769	$16,916	($8,147)	(48%)

Production revenue as a percentage of Pull-through adjusted locks	0.57%	0.63%	1.05%	1.32%	1.05%	(5)	bps	(48)	bps	0.60%	—%	60	bps

RESIDENTIAL REAL ESTATE ORIGINATIONS
Retail	$2,774	$3,275	$3,794	$3,560	$3,956	($501)	(15%)	($1,182)	(30%)	$6,049	$7,700	($1,651)	(21%)
Third Party	3,624	4,101	6,084	6,749	7,443	(477)	(12)	(3,819)	(51)	7,725	14,841	(7,116)	(48)
Total	$6,398	$7,376	$9,878	$10,309	$11,399	($978)	(13%)	(5,001)	(44%)	$13,774	$22,541	($8,767)	(39%)

Originated for sale	$4,296	$5,521	$7,814	$8,457	$9,592	($1,225)	(22%)	($5,296)	(55%)	$9,817	$19,308	($9,491)	(49%)
Originated for investment	2,102	1,855	2,064	1,852	1,807	247	13	295	16	3,957	3,233	724	22
Total	$6,398	$7,376	$9,878	$10,309	$11,399	($978)	(13%)	($5,001)	(44%)	$13,774	$22,541	($8,767)	(39%)

MORTGAGE SERVICING INFORMATION (UPB)
Loans serviced for others	$95,489	$92,804	$90,189	$87,350	$84,596	$2,685	3%	$10,893	13%	$95,489	$84,596	$10,893	13%
Owned loans serviced	29,893	25,283	24,855	23,988	23,329	4,610	18	6,564	28	29,893	23,329	6,564	28
Total	$125,382	$118,087	$115,044	$111,338	$107,925	$7,295	6%	$17,457	16%	$125,382	$107,925	$17,457	16%

MSR at fair value	$1,411	$1,241	$1,029	$978	$902	$170	14%	$509	56%	$1,411	$902	$509	56%

SEGMENT FINANCIAL HIGHLIGHTS - CONSUMER BANKING
(in millions, except ratio data)

	QUARTERLY TRENDS											FOR THE SIX MONTHS ENDED JUNE 30,
CONSUMER BANKING						2Q22 Change								2022 Change
	2Q22	1Q22	4Q21	3Q21	2Q21	1Q22			2Q21			2022	2021	2021
						$/bps		%	$/bps		%			$/bps		%
Net interest income[1]	$995	$857	$883	$919	$897	$138		16%	$98		11%	$1,852	$1,760	$92		5%
Noninterest income	280	257	274	315	283	23		9	(3)		(1)	537	634	(97)		(15)
Total revenue	1,275	1,114	1,157	1,234	1,180	161		14	95		8	2,389	2,394	(5)		—
Noninterest expense	881	784	737	749	751	97		12	130		17	1,665	1,501	164		11
Profit before provision (benefit) for credit losses	394	330	420	485	429	64		19	(35)		(8)	724	893	(169)		(19)
Net charge-offs	39	49	46	35	45	(10)		(20)	(6)		(13)	88	104	(16)		(15)
Income before income tax expense	355	281	374	450	384	74		26	(29)		(8)	636	789	(153)		(19)
Income tax expense	90	72	95	114	98	18		25	(8)		(8)	162	201	(39)		(19)
Net income	$265	$209	$279	$336	$286	$56		27%	($21)		(7%)	$474	$588	($114)		(19%)
AVERAGE BALANCES
Total assets	$88,881	$77,551	$76,077	$75,070	$75,600	$11,330		15%	$13,281		18%	$83,247	$75,443	$7,804		10%
Total loans and leases[2]	83,248	73,233	71,925	70,984	71,389	10,015		14	11,859		17	78,268	70,792	7,476		11
Deposits	118,482	104,663	101,642	100,968	100,933	13,819		13	17,549		17	111,610	99,067	12,543		13
Interest-earning assets	84,026	74,052	72,796	71,879	72,308	9,974		13	11,718		16	79,067	71,725	7,342		10
KEY METRICS
Net interest margin	4.75%	4.69%	4.82%	5.07%	4.97%	6	bps		(22)	bps		4.72%	4.95%	(23)	bps
Efficiency ratio	69.06	70.38	63.68	60.73	63.62	(132)	bps		544	bps		69.67	62.69	698	bps
Loan-to-deposit ratio (period-end balances)	69.04	66.23	68.32	68.15	67.72	281	bps		132	bps		69.04	67.72	132	bps
Loan-to-deposit ratio (average balances)	68.60	68.04	67.97	67.25	67.21	56	bps		139	bps		68.34	68.08	26	bps
Return on average total tangible assets	1.20	1.10	1.46	1.78	1.52	10	bps		(32)	bps		1.15	1.58	(43)	bps
1Effective January 1, 2022, the Company refined its FTP credit methodology for deposits provided by each business segment.
2Includes loans held for sale.

SEGMENT FINANCIAL HIGHLIGHTS - COMMERCIAL BANKING
(in millions, except ratio data)

	QUARTERLY TRENDS											FOR THE SIX MONTHS ENDED JUNE 30,
COMMERCIAL BANKING						2Q22 Change								2022 Change
	2Q22	1Q22	4Q21	3Q21	2Q21	1Q22			2Q21			2022	2021	2021
						$/bps		%	$/bps		%			$/bps		%
Net interest income[1]	$534	$416	$438	$428	$419	$118		28%	$115		27%	$950	$840	$110		13%
Noninterest income	221	213	293	168	178	8		4	43		24	434	348	86		25
Total revenue	755	629	731	596	597	126		20	158		26	1,384	1,188	196		16
Noninterest expense	308	272	294	226	226	36		13	82		36	580	453	127		28
Profit before provision (benefit) for credit losses	447	357	437	370	371	90		25	76		20	804	735	69		9
Net charge-offs	10	12	6	15	34	(2)		(17)	(24)		(71)	22	135	(113)		(84)
Income before income tax expense	437	345	431	355	337	92		27	100		30	782	600	182		30
Income tax expense	96	74	95	81	72	22		30	24		33	170	124	46		37
Net income	$341	$271	$336	$274	$265	$70		26%	$76		29%	$612	$476	$136		29%
AVERAGE BALANCES
Total assets	$78,638	$61,118	$58,501	$56,702	$57,527	$17,520		29%	$21,111		37%	$69,927	$57,632	$12,295		21%
Total loans and leases[2]	74,172	58,007	55,550	53,815	54,758	16,165		28	19,414		35	66,134	54,786	11,348		21
Deposits	51,575	44,520	45,475	45,465	44,049	7,055		16	7,526		17	48,067	44,012	4,055		9
Interest-earning assets	74,422	58,312	55,891	54,177	55,143	16,110		28	19,279		35	66,412	55,159	11,253		20
KEY METRICS
Net interest margin	2.88%	2.89%	3.11%	3.14%	3.05%	(1)	bps		(17)	bps		2.89%	3.07%	(18)	bps
Efficiency ratio	40.78	43.32	40.16	38.02	37.86	(254)	bps		292	bps		41.93	38.10	383	bps
Loan-to-deposit ratio (period-end balances)	142.31	132.70	125.31	116.54	118.72	961	bps		2,359	bps		142.31	118.72	2,359	bps
Loan-to-deposit ratio (average balances)	139.31	128.49	120.81	117.65	123.32	1,082	bps		1,599	bps		134.33	123.43	1,090	bps
Return on average total tangible assets	1.75	1.81	2.28	1.92	1.85	(6)	bps		(10)	bps		1.78	1.67	11	bps
1Effective January 1, 2022, the Company refined its FTP credit methodology for deposits provided by each business segment.
2Includes loans held for sale.

SEGMENT FINANCIAL HIGHLIGHTS - OTHER
(in millions)

	QUARTERLY TRENDS									FOR THE SIX MONTHS ENDED JUNE 30,
OTHER[1]						2Q22 Change						2022 Change
	2Q22	1Q22	4Q21	3Q21	2Q21	1Q22		2Q21		2022	2021	2021
						$	%	$	%			$	%
Net interest income[2]	($24)	($126)	($195)	($202)	($192)	$102	81%	$168	88%	($150)	($359)	$209	58%
Noninterest income	(7)	28	27	31	24	(35)	NM	(31)	NM	21	45	(24)	(53)
Total revenue	(31)	(98)	(168)	(171)	(168)	67	68	137	82	(129)	(314)	185	59
Noninterest expense	116	50	30	36	14	66	132	102	NM	166	55	111	202
Loss before provision (benefit) for credit losses	(147)	(148)	(198)	(207)	(182)	1	1	35	19	(295)	(369)	74	20
Provision (benefit) for credit losses	167	(58)	(77)	(83)	(292)	225	NM	459	NM	109	(592)	701	NM
(Loss) income before income tax (benefit) expense	(314)	(90)	(121)	(124)	110	(224)	(249)	(424)	NM	(404)	223	(627)	NM
Income tax (benefit) expense	(72)	(30)	(36)	(44)	13	(42)	(140)	(85)	NM	(102)	28	(130)	NM
Net (loss) income	($242)	($60)	($85)	($80)	$97	($182)	NM	($339)	NM	($302)	$195	($497)	NM
AVERAGE BALANCES
Total assets	$53,448	$49,648	$52,650	$54,336	$51,329	$3,800	8%	$2,119	4%	$51,558	$50,443	$1,115	2%
Total loans and leases[3]	724	735	1,188	1,254	1,327	(11)	(1)	(603)	(45)	729	1,405	(676)	(48)
Deposits	6,305	5,900	5,887	5,438	5,367	405	7	938	17	6,104	5,430	674	12
Interest-earning assets	40,228	36,913	39,322	41,214	38,882	3,315	9	1,346	3	38,579	38,479	100	—
1Includes assets, liabilities, capital, revenues, provision for credit losses, expenses and income tax expense not attributed to our Consumer or Commercial Banking segments as well as treasury and community development.
2Effective January 1, 2022, the Company refined its FTP credit methodology for deposits provided by each business segment.
3Includes loans held for sale.

CREDIT-RELATED INFORMATION
(in millions, except ratio data)

	AS OF					JUNE 30, 2022 CHANGE
	June 30, 2022	Mar 31, 2022	Dec 31, 2021	Sept 30, 2021	June 30, 2021	Mar 31, 2022			June 30, 2021
						$/bps		%	$/bps		%
NONACCRUAL LOANS AND LEASES
Commercial and industrial	$202	$200	$171	$170	$163	$2		1%	$39		24%
Commercial real estate	37	11	11	98	102	26		236	(65)		(64)
Leases	—	1	1	1	1	(1)		(100)	(1)		(100)
Total commercial	239	212	183	269	266	27		13	(27)		(10)
Residential mortgages[1]	253	243	201	164	174	10		4	79		45
Home equity	240	239	220	216	234	1		—	6		3
Automobile	50	52	55	55	62	(2)		(4)	(12)		(19)
Education	31	23	23	23	21	8		35	10		48
Other retail	26	20	20	20	22	6		30	4		18
Total retail	600	577	519	478	513	23		4	87		17
Nonaccrual loans and leases	839	789	702	747	779	50		6	60		8
Repossessed assets	15	15	22	21	22	—		—	(7)		(32)
Nonaccrual loans and leases and repossessed assets	$854	$804	$724	$768	$801	$50		6%	$53		7%
NONACCRUAL LOANS AND LEASES BY PRODUCT[2]
Commercial	$239	$212	$183	$269	$266	$27		13%	($27)		(10%)
Retail	615	592	541	499	535	23		4	80		15
Total nonaccrual loans and leases	$854	$804	$724	$768	$801	$50		6%	$53		7%
ASSET QUALITY RATIOS
Allowance for loan and lease losses to loans and leases	1.26%	1.31%	1.37%	1.50%	1.59%	(5)	bps		(33)	bps
Allowance for credit losses to loans and leases	1.37	1.43	1.51	1.63	1.70	(6)			(33)
Allowance for loan and lease losses to nonaccrual loans and leases	234.19	217.99	250.63	248.33	249.83	1,620			(1,564)
Allowance for credit losses to nonaccrual loans and leases	256.04	238.03	275.72	268.30	266.98	1,801			(1,094)
Nonaccrual loans and leases to loans and leases	0.54	0.60	0.55	0.61	0.64	(6)			(10)
1Loans fully or partially guaranteed by the FHA, VA and USDA are classified as accruing.
2Nonaccrual loans and leases by product includes repossessed assets.

CREDIT-RELATED INFORMATION, CONTINUED
(in millions, except ratio data)

	AS OF					JUNE 30, 2022 CHANGE
	June 30, 2022	Mar 31, 2022	Dec 31, 2021	Sept 30, 2021	June 30, 2021	Mar 31, 2022		June 30, 2021
						$/bps	%	$/bps	%
LOANS AND LEASES 90 DAYS OR MORE PAST DUE AND ACCRUING
Commercial and industrial	$39	$13	$9	$4	$—	$26	200%	$39	100%
Commercial real estate	33	—	—	—	—	33	100	33	100
Leases	—	5	—	—	1	(5)	(100)	(1)	(100)
Total commercial	72	18	9	4	1	54	NM	71	NM
Residential mortgages[1]	623	792	549	293	270	(169)	(21)	353	131
Education	3	2	1	1	2	1	50	1	50
Other retail	14	14	16	14	7	—	—	7	100
Total retail	640	808	566	308	279	(168)	(21)	361	129
Total loans and leases	$712	$826	$575	$312	$280	($114)	(14%)	$432	154%

1 90+ days past due and accruing includes $623 million, $792 million, $544 million, $289 million, and $266 million of loans fully or partially guaranteed by the FHA, VA, and USDA for June 30, 2022, March 31, 2022, December 31, 2021, September 30, 2021 and June 30, 2021, respectively.

CREDIT-RELATED INFORMATION, CONTINUED
(in millions)

	QUARTERLY TRENDS									FOR THE SIX MONTHS ENDED JUNE 30,
						2Q22 Change						2022 Change
	2Q22	1Q22	4Q21	3Q21	2Q21	1Q22		2Q21		2022	2021	2021
						$	%	$	%			$	%
CHARGE-OFFS, RECOVERIES AND RELATED RATIOS
GROSS CHARGE-OFFS
Commercial and industrial	$13	$14	$14	$12	$32	($1)	(7%)	($19)	(59)	$27	$112	($85)	(76%)
Commercial real estate	—	—	—	5	—	—	—	—	—	—	53	(53)	(100)
Leases	—	—	8	—	13	—	—	(13)	(100)	—	14	(14)	(100)
Total commercial	13	14	22	17	45	(1)	(7)	(32)	(71)	27	179	(152)	(85)
Residential mortgages	1	2	1	2	1	(1)	(50)	—	—	3	1	2	200
Home equity	2	2	—	3	3	—	—	(1)	(33)	4	7	(3)	(43)
Automobile	21	21	18	14	15	—	—	6	40	42	40	2	5
Education	16	20	21	18	18	(4)	(20)	(2)	(11)	36	31	5	16
Other retail	38	42	38	33	43	(4)	(10)	(5)	(12)	80	94	(14)	(15)
Total retail	78	87	78	70	80	(9)	(10)	(2)	(3)	165	173	(8)	(5)
Total gross charge-offs	$91	$101	$100	$87	$125	($10)	(10%)	($34)	(27%)	$192	$352	($160)	(45%)
GROSS RECOVERIES
Commercial and industrial	$3	$3	$5	$2	$4	$—	—%	($1)	(25%)	$6	$7	($1)	(14%)
Commercial real estate	—	—	9	—	—	—	—	—	—	—	27	(27)	(100)
Leases	—	—	3	1	—	—	—	—	—	—	—	—	—
Total commercial	3	3	17	3	4	—	—	(1)	(25)	6	34	(28)	(82)
Residential mortgages	2	2	2	2	2	—	—	—	—	4	3	1	33
Home equity	11	11	13	15	13	—	—	(2)	(15)	22	24	(2)	(8)
Automobile	15	15	13	12	17	—	—	(2)	(12)	30	31	(1)	(3)
Education	5	4	4	5	5	1	25	—	—	9	11	(2)	(18)
Other retail	6	7	6	6	6	(1)	(14)	—	—	13	13	—	—
Total retail	39	39	38	40	43	—	—	(4)	(9)	78	82	(4)	(5)
Total gross recoveries	$42	$42	$55	$43	$47	$—	—%	($5)	(11%)	$84	$116	($32)	(28%)
NET CHARGE-OFFS (RECOVERIES)
Commercial and industrial	$10	$11	$9	$10	$28	($1)	(9%)	($18)	(64)	$21	$105	($84)	(80)
Commercial real estate	—	—	(9)	5	—	—	—	—	—	—	26	(26)	(100)
Leases	—	—	5	(1)	13	—	—	(13)	(100)	—	14	(14)	(100)
Total commercial	10	11	5	14	41	(1)	(9)	(31)	(76)	21	145	(124)	(86)
Residential mortgages	(1)	—	(1)	—	(1)	(1)	(100)	—	—	(1)	(2)	1	50
Home equity	(9)	(9)	(13)	(12)	(10)	—	—	1	10	(18)	(17)	(1)	(6)
Automobile	6	6	5	2	(2)	—	—	8	NM	12	9	3	33
Education	11	16	17	13	13	(5)	(31)	(2)	(15)	27	20	7	35
Other retail	32	35	32	27	37	(3)	(9)	(5)	(14)	67	81	(14)	(17)
Total retail	39	48	40	30	37	(9)	(19)	2	5	87	91	(4)	(4)
Total net charge-offs	$49	$59	$45	$44	$78	($10)	(17%)	($29)	(37%)	$108	$236	($128)	(54%)

CREDIT-RELATED INFORMATION, CONTINUED
(in millions, except rates)

	QUARTERLY TRENDS											FOR THE SIX MONTHS ENDED JUNE 30,
						2Q22 Change								2022 Change
	2Q22	1Q22	4Q21	3Q21	2Q21	1Q22			2Q21			2022	2021	2021
						$/bps		%	$/bps		%			$/bps		%
ANNUALIZED NET CHARGE-OFF (RECOVERY) RATES
Commercial and industrial	0.08%	0.10%	0.08%	0.09%	0.25%	(2)	bps		(17)	bps		0.09%	0.48%	(39)	bps
Commercial real estate	—	—	(0.24)	0.12	—	—			—			—	0.36	(36)	bps
Leases	(0.05)	0.10	1.22	(0.22)	2.97	(15)			(302)			0.03	1.58	(155)	bps
Total commercial	0.05	0.08	0.03	0.09	0.27	(3)			(22)			0.06	0.48	(42)	bps
Residential mortgages	(0.01)	—	(0.01)	—	(0.03)	(1)			2			(0.01)	(0.02)	1	bps
Home equity	(0.27)	(0.32)	(0.41)	(0.42)	(0.33)	5			6			(0.30)	(0.29)	(1)	bps
Automobile	0.16	0.18	0.13	0.06	(0.04)	(2)			20			0.17	0.15	2	bps
Education	0.34	0.49	0.51	0.41	0.40	(15)			(6)			0.41	0.32	9	bps
Other retail	2.25	2.61	2.30	1.99	2.63	(36)			(38)			2.43	2.82	(39)	bps
Total retail	0.21	0.28	0.24	0.19	0.24	(7)			(3)			0.24	0.29	(5)	bps
Total loans and leases	0.13%	0.19%	0.14%	0.14%	0.25%	(6)	bps		(12)	bps		0.15%	0.39%	(24)	bps
Memo: Average loans
Commercial and industrial	$50,517	$44,947	$43,070	$42,330	$44,388	$5,570		12%	$6,129		14%	$47,747	$44,338	$3,409		8%
Commercial real estate	27,592	14,066	14,261	14,656	14,473	13,526		96	13,119		91	20,867	14,574	6,293		43
Leases	1,575	1,560	1,569	1,695	1,792	15		1	(217)		(12)	1,568	1,852	(284)		(15)
Total commercial	79,684	60,573	58,900	58,681	60,653	19,111		32	19,031		31	70,182	60,764	9,418		15
Residential mortgages	28,486	23,461	22,047	20,834	20,242	5,025		21	8,244		41	25,987	19,817	6,170		31
Home equity	12,811	12,124	11,948	11,829	11,825	687		6	986		8	12,469	11,912	557		5
Automobile	14,172	14,534	13,976	13,136	12,526	(362)		(2)	1,646		13	14,352	12,378	1,974		16
Education	13,144	13,034	12,885	12,707	12,632	110		1	512		4	13,091	12,534	557		4
Other retail	5,557	5,428	5,453	5,454	5,612	129		2	(55)		(1)	5,492	5,765	(273)		(5)
Total retail	74,170	68,581	66,309	63,960	62,837	5,589		8	11,333		18	71,391	62,406	8,985		14
Total loans and leases	$153,854	$129,154	$125,209	$122,641	$123,490	$24,700		19%	$30,364		25%	$141,573	$123,170	$18,403		15%

CREDIT-RELATED INFORMATION, CONTINUED
(in millions)

	QUARTERLY TRENDS									FOR THE SIX MONTHS ENDED JUNE 30,
						2Q22 Change						2022 Change
	2Q22	1Q22	4Q21	3Q21	2Q21	1Q22		2Q21		2022	2021	2021
						$	%	$	%			$	%
SUMMARY OF CHANGES IN THE COMPONENTS OF THE ALLOWANCE FOR CREDIT LOSSES
Allowance for loan and lease losses - beginning	$1,720	$1,758	$1,855	$1,947	$2,194	($38)	(2%)	($474)	(22%)	$1,758	$2,443	($685)	(28%)
Allowance on PCD loans and leases at acquisition:
Commercial	99	—	—	—	—	99	100	99	100	99	—	99	100
Retail	2	—	—	—	—	2	100	2	100	2	—	2	100
Total Allowance on PCD loans and leases at acquisition	101	—	—	—	—	101	100	101	100	101	—	101	100
Charge-offs:
Commercial	13	14	22	17	45	(1)	(7)	(32)	(71)	27	179	(152)	(85)
Retail	78	87	78	70	80	(9)	(10)	(2)	(3)	165	173	(8)	(5)
Total charge-offs	91	101	100	87	125	(10)	(10)	(34)	(27)	192	352	(160)	(45)
Recoveries:
Commercial	3	3	17	3	4	—	—	(1)	(25)	6	34	(28)	(82)
Retail	39	39	38	40	43	—	—	(4)	(9)	78	82	(4)	(5)
Total recoveries	42	42	55	43	47	—	—	(5)	(11)	84	116	(32)	(28)
Net charge-offs	49	59	45	44	78	(10)	(17)	(29)	(37)	108	236	(128)	(54)
Provision (benefit) for loan and lease losses:
Commercial	120	(32)	(41)	(72)	(152)	152	NM	272	NM	88	(135)	223	NM
Retail	72	53	(11)	24	(17)	19	36	89	NM	125	(125)	250	NM
Total provision (benefit) for loan and lease losses	192	21	(52)	(48)	(169)	171	NM	361	NM	213	(260)	473	NM
Allowance for loan and lease losses - ending	$1,964	$1,720	$1,758	$1,855	$1,947	$244	14%	$17	1%	$1,964	$1,947	$17	1%

Allowance for unfunded lending commitments - beginning	$158	$176	$149	$134	$178	($18)	(10%)	($20)	(11%)	$176	$227	($51)	(22%)
Allowance on PCD unfunded lending commitments at acquisition	1	—	—	—	—	1	100%	1	100	1	—	1	100
Provision (benefit) for unfunded lending commitments	24	(18)	27	15	(44)	42	NM	68	NM	6	(93)	99	NM
Allowance for unfunded lending commitments - ending	$183	$158	$176	$149	$134	$25	16%	$49	37	$183	$134	$49	37
Total allowance for credit losses - ending	$2,147	$1,878	$1,934	$2,004	$2,081	$269	14%	$66	3%	$2,147	$2,081	$66	3%

Memo: Total allowance for credit losses by product
Commercial	$1,153	$925	$974	$997	$1,074	$228	25%	$79	7%	$1,153	$1,074	$79	7%
Retail	994	953	960	1,007	1,007	41	4	(13)	(1)	994	1,007	(13)	(1)
Total allowance for credit losses	$2,147	$1,878	$1,934	$2,004	$2,081	$269	14%	$66	3%	$2,147	$2,081	$66	3%

CAPITAL AND RATIOS
(in millions, except ratio data)

	AS OF									FOR THE SIX MONTHS ENDED JUNE 30,
						JUNE 30, 2022 CHANGE						2022 Change
	June 30, 2022	Mar 31, 2022	Dec 31, 2021	Sept 30, 2021	June 30, 2021	Mar 31, 2022		June 30, 2021		2022	2021	2021
						$	%	$	%			$	%
CAPITAL RATIOS AND COMPONENTS (PRELIMINARY)
CET1 capital	$17,946	$15,643	$15,656	$15,584	$15,266	$2,303	15%	$2,680	18%
Tier 1 capital	19,960	17,657	17,670	17,598	17,280	2,303	13	2,680	16
Total capital	23,184	20,301	20,244	20,295	20,111	2,883	14	3,073	15
Risk-weighted assets	187,727	161,859	158,831	151,796	148,563	25,868	16	39,164	26
Adjusted average assets[1]	215,727	183,089	181,800	180,528	178,929	32,638	18	36,798	21
CET1 capital ratio	9.6%	9.7%	9.9%	10.3%	10.3%
Tier 1 capital ratio	10.6	10.9	11.1	11.6	11.6
Total capital ratio	12.3	12.5	12.7	13.4	13.5
Tier 1 leverage ratio	9.3	9.6	9.7	9.7	9.7
TANGIBLE COMMON EQUITY (PERIOD-END)
Common stockholders' equity	$22,314	$20,060	$21,406	$21,409	$21,185	$2,254	11%	$1,129	5%	$22,314	$21,185	$1,129	5%
Less: Goodwill	8,081	7,232	7,116	7,065	7,050	849	12	1,031	15	8,081	7,050	1,031	15
Less: Other intangible assets	211	115	64	51	52	96	83	159	NM	211	52	159	NM
Add: Deferred tax liabilities[2]	422	387	383	384	383	35	9	39	10	422	383	39	10
Total tangible common equity	$14,444	$13,100	$14,609	$14,677	$14,466	$1,344	10%	($22)	—%	$14,444	$14,466	($22)	—%
TANGIBLE COMMON EQUITY (AVERAGE)
Common stockholders' equity	$22,383	$20,981	$21,320	$21,326	$20,833	$1,402	7%	$1,550	7%	$21,686	$20,723	$963	5%
Less: Goodwill	8,015	7,156	7,092	7,055	7,050	859	12	965	14	7,588	7,050	538	8
Less: Other intangible assets	213	80	56	52	53	133	166	160	NM	147	55	92	167
Add: Deferred tax liabilities[2]	416	383	383	383	381	33	9	35	9	400	380	20	5
Total tangible common equity	$14,571	$14,128	$14,555	$14,602	$14,111	$443	3%	$460	3%	$14,351	$13,998	$353	3%
INTANGIBLE ASSETS (PERIOD-END)
Goodwill	$8,081	$7,232	$7,116	$7,065	$7,050	$849	12%	$1,031	15%	$8,081	$7,050	$1,031	15%
Other intangible assets	211	115	64	51	52	96	83	159	NM	211	52	159	NM
Total intangible assets	$8,292	$7,347	$7,180	$7,116	$7,102	$945	13%	$1,190	17%	$8,292	$7,102	$1,190	17%

1Adjusted average assets include quarterly average assets, less deductions for disallowed goodwill and other intangible assets, net of deferred taxes, and the accumulated other comprehensive income impact related to the adoption of post-retirement benefit plan guidance under GAAP.
2Deferred tax liabilities relate to tax-deductible goodwill and other intangible assets.

NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS
(in millions, except share, per-share and ratio data)

Non-GAAP Financial Measures
This document contains non-GAAP financial measures denoted as Underlying. Underlying results for any given reporting period exclude certain items that may occur in that period which management does not consider indicative of the Company’s on-going financial performance. We believe these non-GAAP financial measures provide useful information to investors because they are used by our management to evaluate our operating performance and make day-to-day operating decisions. In addition, we believe our Underlying results in any given reporting period reflect our on-going financial performance, increase comparability of period-to-period results, and are useful to consider in addition to our GAAP financial results. The following tables present reconciliations of our non-GAAP measures to the most directly comparable GAAP financial measures.

Other companies may use similarly titled non-GAAP financial measures that are calculated differently from the way we calculate such measures. Accordingly, our non-GAAP financial measures may not be comparable to similar measures used by such companies. We caution investors not to place undue reliance on such non-GAAP financial measures, but to consider them with the most directly comparable GAAP measures. Non-GAAP financial measures have limitations as analytical tools and should not be considered in isolation or as a substitute for our results reported under GAAP.

NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS, CONTINUED
(in millions, except share, per-share and ratio data)

		QUARTERLY TRENDS									FOR THE SIX MONTHS ENDED JUNE 30,
							2Q22 Change						2022 Change
		2Q22	1Q22	4Q21	3Q21	2Q21	1Q22		2Q21		2022	2021	2021
							$	%	$	%			$	%
Noninterest income, Underlying:
Noninterest income (GAAP)	A	$494	$498	$594	$514	$485	($4)	(1%)	$9	2%	$992	$1,027	($35)	(3%)
Less: Notable items		(31)	—	—	—	—	(31)	(100)	(31)	(100)	(31)	—	(31)	(100)
Noninterest income, Underlying (non-GAAP)	B	$525	$498	$594	$514	$485	$27	5%	$40	8%	$1,023	$1,027	($4)	—%
Total revenue, Underlying:
Total revenue (GAAP)	C	$1,999	$1,645	$1,720	$1,659	$1,609	$354	22%	$390	24%	$3,644	$3,268	$376	12%
Less: Notable items		(31)	—	—	—	—	(31)	(100)	(31)	(100)	(31)	—	(31)	(100)
Total revenue, Underlying (non-GAAP)	D	$2,030	$1,645	$1,720	$1,659	$1,609	$385	23%	$421	26%	$3,675	$3,268	$407	12%
Noninterest expense, Underlying:
Noninterest expense (GAAP)	E	$1,305	$1,106	$1,061	$1,011	$991	$199	18%	$314	32%	$2,411	$2,009	$402	20%
Less: Notable items		125	48	51	23	11	77	160	114	NM	173	31	142	NM
Noninterest expense, Underlying (non-GAAP)	F	$1,180	$1,058	$1,010	$988	$980	$122	12%	$200	20%	$2,238	$1,978	$260	13%
Pre-provision profit:
Total revenue (GAAP)	C	$1,999	$1,645	$1,720	$1,659	$1,609	$354	22%	$390	24%	$3,644	$3,268	$376	12%
Less: Noninterest expense (GAAP)	E	1,305	1,106	1,061	1,011	991	199	18	314	32	2,411	2,009	402	20
Pre-provision profit (GAAP)		$694	$539	$659	$648	$618	$155	29%	$76	12%	$1,233	$1,259	($26)	(2%)
Pre-provision profit, Underlying:
Total revenue, Underlying (non-GAAP)	D	$2,030	$1,645	$1,720	$1,659	$1,609	$385	23%	$421	26%	$3,675	$3,268	$407	12%
Less: Noninterest expense, Underlying (non-GAAP)	F	1,180	1,058	1,010	988	980	122	12	200	20	2,238	1,978	260	13
Pre-provision profit, Underlying (non-GAAP)		$850	$587	$710	$671	$629	$263	45%	$221	35%	$1,437	$1,290	$147	11%
Provision (benefit) for credit losses, Underlying:
Provision (benefit) for credit losses (GAAP)		$216	$3	($25)	($33)	($213)	$213	NM	$429	NM	$219	($353)	$572	NM
Less: Notable items		145	24	—	—	—	121	NM	145	100	169	—	169	100
Provision (benefit) for credit losses, Underlying (non-GAAP)		$71	($21)	($25)	($33)	($213)	$92	NM	$284	133%	$50	($353)	$403	114%
Income before income tax expense, Underlying:
Income before income tax expense (GAAP)	G	$478	$536	$684	$681	$831	($58)	(11%)	($353)	(42%)	$1,014	$1,612	($598)	(37%)
Less: Expense before income tax benefit related to notable items		(301)	(72)	(51)	(23)	(11)	(229)	NM	(290)	NM	(373)	(31)	(342)	NM
Income before income tax expense, Underlying (non-GAAP)	H	$779	$608	$735	$704	$842	$171	28%	($63)	(7%)	$1,387	$1,643	($256)	(16%)
Income tax expense, Underlying:
Income tax expense (GAAP)	I	$114	$116	$154	$151	$183	($2)	(2%)	($69)	(38%)	$230	$353	($123)	(35%)
Less: Income tax benefit related to notable items		(70)	(16)	(12)	(7)	(3)	(54)	NM	(67)	NM	(86)	(8)	(78)	NM
Income tax expense, Underlying (non-GAAP)	J	$184	$132	$166	$158	$186	$52	39%	($2)	(1%)	$316	$361	($45)	(12%)
Net income, Underlying:
Net income (GAAP)	K	$364	$420	$530	$530	$648	($56)	(13%)	($284)	(44%)	$784	$1,259	($475)	(38%)
Add: Notable items, net of income tax benefit		231	56	39	16	8	175	NM	223	NM	287	23	264	NM
Net income, Underlying (non-GAAP)	L	$595	$476	$569	$546	$656	$119	25%	($61)	(9%)	$1,071	$1,282	($211)	(16%)
Net income available to common stockholders, Underlying:
Net income available to common stockholders (GAAP)	M	$332	$396	$498	$504	$616	($64)	(16%)	($284)	(46%)	$728	$1,204	($476)	(40%)
Add: Notable items, net of income tax benefit		231	56	39	16	8	175	NM	223	NM	287	23	264	NM
Net income available to common stockholders, Underlying (non-GAAP)	N	$563	$452	$537	$520	$624	$111	25%	($61)	(10%)	$1,015	$1,227	($212)	(17%)

NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS, CONTINUED
(in millions, except share, per-share and ratio data)

		QUARTERLY TRENDS											FOR THE SIX MONTHS ENDED JUNE 30,
							2Q22 Change								2022 Change
		2Q22	1Q22	4Q21	3Q21	2Q21	1Q22			2Q21			2022	2021	2021
							$/bps		%	$/bps		%			$/bps		%
Operating leverage:
Total revenue (GAAP)	C	$1,999	$1,645	$1,720	$1,659	$1,609	$354		21.59%	$390		24.24%	$3,644	$3,268	$376		11.51%
Less: Noninterest expense (GAAP)	E	1,305	1,106	1,061	1,011	991	199		18.05	314		31.58	2,411	2,009	402		19.97
Operating leverage									3.54%			(7.34%)					(8.46%)
Operating leverage, Underlying:
Total revenue, Underlying (non-GAAP)	D	$2,030	$1,645	$1,720	$1,659	$1,609	$385		23.48%	$421		26.18%	$3,675	$3,268	$407		12.46%
Less: Noninterest expense, Underlying (non-GAAP)	F	1,180	1,058	1,010	988	980	122		11.74	200		20.47	2,238	1,978	260		13.11
Operating leverage, Underlying (non-GAAP)									11.74%			5.71%					(0.65%)
Efficiency ratio and efficiency ratio, Underlying:
Efficiency ratio	E/C	65.27%	67.23%	61.68%	60.92%	61.63%	(196)	bps		364	bps		66.16%	61.49%	467	bps
Efficiency ratio, Underlying (non-GAAP)	F/D	58.16	64.28	58.71	59.55	60.92	(612)	bps		(276)	bps		60.90	60.55	35	bps
Noninterest income as a % of total revenue, Underlying:
Noninterest income as a % of total revenue	A/C	24.72%	30.26%	34.50%	31.01%	30.12%	(554)	bps		(540)	bps		27.22%	31.42%	(420)	bps
Noninterest income as a % of total revenue, Underlying	B/D	25.88	30.26	34.50	31.01	30.12	(438)	bps		(424)	bps		27.84	31.42	(358)	bps
Effective income tax rate and effective income tax rate, Underlying:
Effective income tax rate	I/G	23.77%	21.70%	22.40%	22.35%	21.96%	207	bps		181	bps		22.68%	21.86%	82	bps
Effective income tax rate, Underlying (non-GAAP)	J/H	23.69	21.70	22.61	22.45	22.01	199	bps		168	bps		22.82	21.93	89	bps
Return on average common equity and return on average common equity, Underlying:
Average common equity (GAAP)	O	$22,383	$20,981	$21,320	$21,326	$20,833	$1,402		7%	$1,550		7%	$21,686	$20,723	$963		5%
Return on average common equity	M/O	5.95%	7.65%	9.26%	9.39%	11.85%	(170)	bps		(590)	bps		6.77%	11.71%	(494)	bps
Return on average common equity, Underlying (non-GAAP)	N/O	10.06	8.75	9.97	9.70	12.02	131	bps		(196)	bps		9.43	11.93	(250)	bps
Return on average tangible common equity and return on average tangible common equity, Underlying:
Average common equity (GAAP)	O	$22,383	$20,981	$21,320	$21,326	$20,833	$1,402		7%	$1,550		7%	$21,686	$20,723	$963		5%
Less: Average goodwill (GAAP)		8,015	7,156	7,092	7,055	7,050	859		12	965		14	7,588	7,050	538		8
Less: Average other intangibles (GAAP)		213	80	56	52	53	133		166	160		NM	147	55	92		167
Add: Average deferred tax liabilities related to goodwill and other intangible assets (GAAP)		416	383	383	383	381	33		9	35		9	400	380	20		5
Average tangible common equity	P	$14,571	$14,128	$14,555	$14,602	$14,111	$443		3%	$460		3%	$14,351	$13,998	$353		3%
Return on average tangible common equity	M/P	9.13%	11.36%	13.57%	13.71%	17.50%	(223)	bps		(837)	bps		10.22%	17.34%	(712)	bps
Return on average tangible common equity, Underlying (non-GAAP)	N/P	15.45	12.99	14.61	14.17	17.74	246	bps		(229)	bps		14.25	17.67	(342)	bps
Return on average total assets and return on average total assets, Underlying:
Average total assets (GAAP)	Q	$220,967	$188,317	$187,228	$186,108	$184,456	$32,650		17%	$36,511		20%	$204,732	$183,518	$21,214		12%
Return on average total assets	K/Q	0.66%	0.90%	1.12%	1.13%	1.41%	(24)	bps		(75)	bps		0.77%	1.38%	(61)	bps
Return on average total assets, Underlying (non-GAAP)	L/Q	1.08	1.03	1.20	1.16	1.43	5	bps		(35)	bps		1.05	1.41	(36)	bps

NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS, CONTINUED
(in millions, except share, per-share and ratio data)

		QUARTERLY TRENDS											FOR THE SIX MONTHS ENDED JUNE 30,
							2Q22 Change								2022 Change
		2Q22	1Q22	4Q21	3Q21	2Q21	1Q22			2Q21			2022	2021	2021
							$/bps		%	$/bps		%			$/bps		%
Return on average total tangible assets and return on average total tangible assets, Underlying:
Average total assets (GAAP)	R	$220,967	$188,317	$187,228	$186,108	$184,456	$32,650		17%	$36,511		20%	$204,732	$183,518	$21,214		12%
Less: Average goodwill (GAAP)		8,015	7,156	7,092	7,055	7,050	859		12	965		14	7,588	7,050	538		8
Less: Average other intangibles (GAAP)		213	80	56	52	53	133		166	160		NM	147	55	92		167
Add: Average deferred tax liabilities related to goodwill and other intangible assets (GAAP)		416	383	383	383	381	33		9	35		9	400	380	20		5
Average tangible assets	S	$213,155	$181,464	$180,463	$179,384	$177,734	$31,691		17%	$35,421		20%	$197,397	$176,793	$20,604		12%
Return on average total tangible assets	K/S	0.69%	0.94%	1.17%	1.17%	1.46%	(25)	bps		(77)	bps		0.80%	1.44%	(64)	bps
Return on average total tangible assets, Underlying (non-GAAP)	L/S	1.12	1.06	1.25	1.21	1.48	6	bps		(36)	bps		1.09	1.46	(37)	bps
Tangible book value per common share:
Common shares - at period-end (GAAP)	T	495,650,259	423,031,985	422,137,197	426,199,576	426,083,143	72,618,274		17%	69,567,116		16%	495,650,259	426,083,143	69,567,116		16%
Common stockholders' equity (GAAP)		$22,314	$20,060	$21,406	$21,409	$21,185	$2,254		11	$1,129		5	$22,314	$21,185	$1,129		5
Less: Goodwill (GAAP)		8,081	7,232	7,116	7,065	7,050	849		12	1,031		15	8,081	7,050	1,031		15
Less: Other intangible assets (GAAP)		211	115	64	51	52	96		83	159		NM	211	52	159		NM
Add: Deferred tax liabilities related to goodwill and other intangible assets (GAAP)		422	387	383	384	383	35		9	39		10	422	383	39		10
Tangible common equity	U	$14,444	$13,100	$14,609	$14,677	$14,466	$1,344		10%	($22)		—%	$14,444	$14,466	($22)		—%
Tangible book value per common share	U/T	$29.14	$30.97	$34.61	$34.44	$33.95	($1.83)		(6%)	($4.81)		(14%)	$29.14	$33.95	($4.81)		(14%)
Net income per average common share - basic and diluted and net income per average common share - basic and diluted, Underlying:
Average common shares outstanding - basic (GAAP)	V	491,497,026	422,401,747	424,697,880	426,086,717	425,948,706	69,095,279		16%	65,548,320		15%	457,140,258	425,951,197	31,189,061		7%
Average common shares outstanding - diluted (GAAP)	W	493,296,114	424,670,871	426,868,106	427,840,964	427,561,572	68,625,243		16	65,734,542		15	459,167,747	427,668,242	31,499,505		7
Net income per average common share - basic (GAAP)	M/V	$0.68	$0.94	$1.17	$1.18	$1.45	($0.26)		(28)	($0.77)		(53)	$1.59	$2.83	($1.24)		(44)
Net income per average common share - diluted (GAAP)	M/W	0.67	0.93	1.17	1.18	1.44	(0.26)		(28)	(0.77)		(53)	1.58	2.81	(1.23)		(44)
Net income per average common share - basic, Underlying (non-GAAP)	N/V	1.14	1.07	1.26	1.22	1.47	0.07		7	(0.33)		(22)	2.22	2.88	(0.66)		(23)
Net income per average common share - diluted, Underlying (non-GAAP)	N/W	1.14	1.07	1.26	1.22	1.46	0.07		7	(0.32)		(22)	2.21	2.87	(0.66)		(23)
Dividend payout ratio and dividend payout ratio, Underlying:
Cash dividends declared and paid per common share	X	$0.39	$0.39	$0.39	$0.39	$0.39	$—		—%	$—		—%	$0.78	$0.78	$—		—%
Dividend payout ratio	X/(M/V)	57%	41%	33%	33%	27%	1,600 bps			3,000 bps			49%	28%	2,100 bps
Dividend payout ratio, Underlying (non-GAAP)	X/(N/V)	34	36	31	32	27	(200) bps			700 bps			35	27	800 bps

NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS, CONTINUED
(in millions, except share, per-share and ratio data)

	QUARTERLY TRENDS									FOR THE SIX MONTHS ENDED JUNE 30,
						2Q22 Change						2022 Change
	2Q22	1Q22	4Q21	3Q21	2Q21	1Q22		2Q21		2022	2021	2021
						$	%	$	%			$/bps	%
Other income, Underlying:
Other income (GAAP)	($12)	$24	$32	$26	$16	($36)	NM	($28)	NM	$12	$31	($19)	(61%)
Less: Notable items	(31)	—	—	—	—	(31)	(100)	(31)	(100)	(31)	—	(31)	(100)
Other income, Underlying (non-GAAP)	$19	$24	$32	$26	$16	($5)	(21)	$3	19%	$43	$31	$12	39%
Salaries and employee benefits, Underlying:
Salaries and employee benefits (GAAP)	$683	$594	$551	$509	$524	$89	15%	$159	30%	$1,277	$1,072	$205	19%
Less: Notable items	72	6	5	(13)	—	66	NM	72	100	78	—	78	100
Salaries and employee benefits, Underlying (non-GAAP)	$611	$588	$546	$522	$524	$23	4%	$87	17%	$1,199	$1,072	$127	12%
Equipment and software, Underlying:
Equipment and software (GAAP)	$169	$150	$146	$157	$155	$19	13%	$14	9%	$319	$307	$12	4%
Less: Notable items	6	2	2	7	4	4	200	2	50	8	8	—	—
Equipment and software, Underlying (non-GAAP)	$163	$148	$144	$150	$151	$15	10%	$12	8%	$311	$299	$12	4%
Outside services, Underlying:
Outside services (GAAP)	$189	$169	$175	$144	$137	$20	12%	$52	38%	$358	$276	$82	30%
Less: Notable items	41	35	37	12	4	6	17	37	NM	76	11	65	NM
Outside services, Underlying (non-GAAP)	$148	$134	$138	$132	$133	$14	10%	$15	11%	$282	$265	$17	6%
Occupancy, Underlying:
Occupancy (GAAP)	$111	$83	$86	$77	$82	$28	34%	$29	35%	$194	$170	$24	14%
Less: Notable items	1	—	5	1	3	1	100	(2)	(67)	1	12	(11)	(92)
Occupancy, Underlying (non-GAAP)	$110	$83	$81	$76	$79	$27	33%	$31	39%	$193	$158	$35	22%
Other operating expense, Underlying:
Other operating expense (GAAP)	$153	$110	$103	$124	$93	$43	39%	$60	65%	$263	$184	$79	43%
Less: Notable items	5	5	2	16	—	—	—	5	100	10	—	10	NM
Other operating expense, Underlying (non-GAAP)	$148	$105	$101	$108	$93	$43	41%	$55	59%	$253	$184	$69	38%

NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS - SEGMENTS
(in millions, except ratio data)

		SECOND QUARTER 2022				FIRST QUARTER 2022				FOURTH QUARTER 2021
		Consumer Banking	Commercial Banking	Other	Consolidated	Consumer Banking	Commercial Banking	Other	Consolidated	Consumer Banking	Commercial Banking	Other	Consolidated
Net income (loss) available to common stockholders:
Net income (loss)	A	$265	$341	($242)	$364	$209	$271	($60)	$420	$279	$336	($85)	$530
Less: Preferred stock dividends		—	—	32	32	—	—	24	24	—	—	32	32
Net income (loss) available to common stockholders	B	$265	$341	($274)	$332	$209	$271	($84)	$396	$279	$336	($117)	$498
Return on average total tangible assets:
Average total assets (GAAP)		$88,881	$78,638	$53,448	$220,967	$77,551	$61,118	$49,648	$188,317	$76,077	$58,501	$52,650	$187,228
Less: Average goodwill (GAAP)		445	731	6,839	8,015	160	120	6,876	7,156	122	94	6,876	7,092
Average other intangibles (GAAP)		74	16	123	213	51	18	11	80	32	11	13	56
Add: Average deferred tax liabilities related to goodwill and other intangible assets (GAAP)		6	1	409	416	5	1	377	383	4	1	378	383
Average tangible assets	C	$88,368	$77,892	$46,895	$213,155	$77,345	$60,981	$43,138	$181,464	$75,927	$58,397	$46,139	$180,463
Return on average total tangible assets	A/C	1.20%	1.75%	NM	0.69%	1.10%	1.81%	NM	0.94%	1.46%	2.28%	NM	1.17%
Efficiency ratio:
Noninterest expense (GAAP)	D	$881	$308	$116	$1,305	$784	$272	$50	$1,106	$737	$294	$30	$1,061
Net interest income (GAAP)		995	534	(24)	1,505	857	416	(126)	1,147	883	438	(195)	1,126
Noninterest income (GAAP)		280	221	(7)	494	257	213	28	498	274	293	27	594
Total revenue (GAAP)	E	$1,275	$755	($31)	$1,999	$1,114	$629	($98)	$1,645	$1,157	$731	($168)	$1,720
Efficiency ratio	D/E	69.06%	40.78%	NM	65.27%	70.38%	43.32%	NM	67.23%	63.68%	40.16%	NM	61.68%

		THIRD QUARTER 2021				SECOND QUARTER 2021
		Consumer Banking	Commercial Banking	Other	Consolidated	Consumer Banking	Commercial Banking	Other	Consolidated
Net income (loss) available to common stockholders:
Net income (loss)	A	$336	$274	($80)	$530	$286	$265	$97	$648
Less: Preferred stock dividends		—	—	26	26	—	—	32	32
Net income (loss) available to common stockholders	B	$336	$274	($106)	$504	$286	$265	$65	$616
Return on average total tangible assets:
Average total assets (GAAP)		$75,070	$56,702	$54,336	$186,108	$75,600	$57,527	$51,329	$184,456
Less: Average goodwill (GAAP)		122	57	6,876	7,055	122	52	6,876	7,050
Average other intangibles (GAAP)		34	5	13	52	35	4	14	53
Add: Average deferred tax liabilities related to goodwill and other intangible assets (GAAP)		4	2	377	383	4	1	376	381
Average tangible assets	C	$74,918	$56,642	$47,824	$179,384	$75,447	$57,472	$44,815	$177,734
Return on average total tangible assets	A/C	1.78%	1.92%	NM	1.17%	1.52%	1.85%	NM	1.46%
Efficiency ratio:
Noninterest expense (GAAP)	D	$749	$226	$36	$1,011	$751	$226	$14	$991
Net interest income (GAAP)		919	428	(202)	1,145	897	419	(192)	1,124
Noninterest income (GAAP)		315	168	31	514	283	178	24	485
Total revenue (GAAP)	E	$1,234	$596	($171)	$1,659	$1,180	$597	($168)	$1,609
Efficiency ratio	D/E	60.73%	38.02%	NM	60.92%	63.62%	37.86%	NM	61.63%

NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS - SEGMENTS (CONTINUED)
(in millions, except ratio data)

		FOR THE SIX MONTHS ENDED JUNE 30,
		2022				2021
		Consumer Banking	Commercial Banking	Other	Consolidated	Consumer Banking	Commercial Banking	Other	Consolidated
Net income (loss) available to common stockholders:
Net income (loss)	A	$474	$612	($302)	$784	$588	$476	$195	$1,259
Less: Preferred stock dividends		—	—	56	56	—	—	55	55
Net income (loss) available to common stockholders	B	$474	$612	($358)	$728	$588	$476	$140	$1,204
Return on average total tangible assets:
Average total assets (GAAP)		$83,247	$69,927	$51,558	$204,732	$75,443	$57,632	$50,443	$183,518
Less: Average goodwill (GAAP)		303	427	6,858	7,588	122	52	6,876	7,050
Average other intangibles (GAAP)		62	17	68	147	36	5	14	55
Add: Average deferred tax liabilities related to goodwill and other intangible assets (GAAP)		5	1	394	400	3	1	376	380
Average tangible assets	C	$82,887	$69,484	$45,026	$197,397	$75,288	$57,576	$43,929	$176,793
Return on average total tangible assets	A/C	1.15%	1.78%	NM	0.80%	1.58%	1.67%	NM	1.44%
Efficiency ratio:
Noninterest expense (GAAP)	D	$1,665	$580	$166	$2,411	$1,501	$453	$55	$2,009
Net interest income (GAAP)		1,852	950	(150)	2,652	1,760	840	(359)	2,241
Noninterest income (GAAP)		537	434	21	992	634	348	45	1,027
Total revenue (GAAP)	E	$2,389	$1,384	($129)	$3,644	$2,394	$1,188	($314)	$3,268
Efficiency ratio	D/E	69.67%	41.93%	NM	66.16%	62.69%	38.10%	NM	61.49%